UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                November 29, 2005


                        BRAMPTON CREST INTERNATIONAL INC.
             (Exact name of registrant as specified in this charter)



           NEVADA                      000-1321002               30-0286164
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


1224 Washington Avenue, Miami Beach, Florida                        33139
  (Address of Principal Executive Offices)                        (Zip Code)


       Registrant's Telephone Number, including area code: (305) 531-1174


          (Former Name or Former Address, if Changes Since Last Report)

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of principal Officers.

On November 29, 2005, the Board of Directors accepted the resignation of Robert Wineberg as Chief Financial Officer as submitted to the Board on November 23, 2005. There were no disagreements with Robert Wineberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

On November 29, 2005, the Board of Directors appointed Brad Hacker, CPA as the Chief Financial Officer for the Company.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

None.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    HAMILTON-BIOPHILE COMPANIES





                                    By   /s/ J. Rod Martin
                                      --------------------------------------
                                         J. Rod Martin
                                         President,
                                         Chairman of the Board of Directors



Date:  November 29, 2005